UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

SIRIUS XM RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	FD Disclosure

          On October 1, 2010, Mel Karmazin, our Chief Executive Officer, spoke at the Liberty Media Corporation 2010 Investor/Analyst Meeting. A copy of the slides used during his presentation are attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

          Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

The Exhibit Index attached hereto is incorporated herein.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM RADIO INC.

By:	/s/	Patrick L. Donnelly

Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: October 1, 2010

EXHIBITS

Exhibit	Description of Exhibit

99.1	Presentation slides dated October 1, 2010.